BiovaxID MCL Study: Overall Survival MCL Overall Survival (1996-2004) BiovaxID Phase 2 MCL Study Hermann A, et al. J Clin Oncol. 2009 Feb;27:511 Figure 1 Exhibit 99.2

BiovaxID MCL Study: OS: Id-Specific GM-CSF (<> median) Figure 2

Time-to-Next-Treatment: Id-Specific GM-CSF (<> median) Figure 3



Survival Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
1996-2004
1975-1986
P < .0001
0 1 2 3 4 5 6 7 8 9 10
Survival Time (years)



Overall Survival (MCL Phase 2)
Percent Survival
0 20 40 60 80 100
95% C.I.
0 2 4 6 8 10
Years On Study


Overall Survival (T–Cell ID–Specific GM–CSF)
Id–Vaccine (< median GM–CSF)
Id–Vaccine (> median GM–CSF)
Log–rank P = 0.015
Percent Untreated
0
20
40
60
80
100
0
2
4
6
8
10
Years From Study Enrollment

Arm	n	Events	Median (mo)	95% CI
< median	12	9	81.4	49.2 to NA
> median	12	3	NA	NA to NA



Id–Vaccine (< median GM–CSF)
Id–Vaccine (> median GM–CSF)
Percent Untreated
100
80
60
40
20
0
0
2
4
6
8
Years From First Progression
Log–rank P = 0.003

Arm	n	Events	Median (mo)	95% CI
< median	12	11	5.5	3.7 to NA
> median	12	10	51.9	13.8 to NA